EXHIBIT 23.3

Consent of Independent Registered Public Accounting Firm

              We consent to the use in Amendment No. 1 to the Registration Statement No. 333-123581 of Heritage Financial Group on Form SB-2 of our report, dated February 22, 2005, appearing in the Prospectus, which is part of this Registration Statement.

              We also consent to the reference to our firm under the caption "Experts" in such Prospectus.

/s/ Mauldin & Jenkins, LLC

Albany, Georgia
May 4, 2005